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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21582

Madison Covered Call & Equity Strategy Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI 53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison Legal and Compliance Department
550 Science Drive
Madison, WI 53711
(Name and address of agent for service)

Registrant’s telephone number, including area code: 608-274-0300

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Semi-annual Report
June 30, 2014

MADISON COVERED CALL &
EQUITY STRATEGY FUND (MCN)

Active Equity Management combined
with a Covered Call Option Strategy

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2014

Table of Contents

Review of Period	2

Portfolio of Investments	5

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights for a Share of Beneficial Interest Outstanding	11

Notes to Financial Statements	12

Other Information	18

Dividend Reinvestment Plan	18

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2014

Review of Period

What happened in the market during the first half of 2014?

The first half of 2014 was a positive period across the board for stocks and bonds. Investors showed considerable confidence with robust flows to domestic stocks, which were up 7.14% as measured by the S&P 500® Index. Smaller stocks also had positive results, with the Russell Midcap® Index advancing 8.67% and the Russell 2000® Index of small-cap stocks up 3.19%. International stocks were also up broadly, with the MSCI EAFE Index (net) up 4.78% and the Russell Emerging Markets® Index up 6.64%. Bond investors benefited from a drop in interest rates across the period which boosted bond valuations. The bellwether 10-year Treasury began the period yielding 3.03% and ended the period with a 2.53% yield. The Barclays U.S. Aggregate Bond Index, considered a good proxy for the broad domestic bond market, was up 3.93%. The CBOE S&P BuyWrite® Index (BXM) which represents a passive version a covered call strategy, rose 5.66%.

While the results of all the cited indices indicate a benign environment for investors, the year didn’t start out quite so positively. Plenty of cautionary economic indicators were evident, as the U.S. economy showed the results of a deep and bitter winter. Many stocks faltered in the opening months, particularly some which had benefitted most from the extremely strong returns of 2013. Many emerging markets and Japan also corrected sharply, and the initial reports that the U.S. economy had contracted in the first quarter at a -2.9% annual clip gave credence to those concerns.

Overwhelming these early negatives was a growing confidence that the U.S. economy was making solid progress and the first quarter setback was only temporary. Unemployment fell during the first six months of 2014 by 1.4%, the largest such decline since 1984, while inflation remained contained. Even as the Federal Reserve eased its bond purchase program, there was a consensus that the Fed would likely keep rates low for some time, promoting continued expansion. Geopolitical stresses in the Ukraine and Middle East gave investors around the world reason to allocate funds to the perceived safety of U.S. Treasuries, despite yields which provide little real return when matched with inflation rates.

With the exception of a late January setback, equity markets have moved steadily higher for most of the period, with market volatility continuing to trend lower. On June 30, 2014, volatility as measured by the CBOE Volatility Index (VIX) was at seven-plus year lows. Low volatility results in lower call option premiums and can signal a level of investor complacency which we are increasingly wary of.

How did the fund perform given the marketplace conditions during the first six months of 2014?

For the six months ending June 30, 2014, the fund’s net asset value (NAV) rose 4.30%, trailing the CBOE S&P BuyWrite® Index (BXM) return of 5.66%. The S&P 500® Index rose 7.14% during the period. The fund’s market price rose 12.16% as the discount to NAV narrowed to 7% at June 30, compared with an average discount for the six-month period of 11.3%. On an NAV basis, the fund performed in line with the BXM index for much of the period. As the S&P 500® Index moved sharply higher in mid-May through the end of June, management became increasingly defensive and the fund increasingly hedged. Given this posture, the fund began lagging the performance of the BXM through the end of the period and lagged the S&P 500® Index’s surge by a greater margin. Relative to the S&P 500® Index, stock selection in the fund was a positive contributor to performance, however, sector allocation caused a drag on performance. The primary negative drivers of sector allocation were centered on the fund’s absence from the relatively small Utilities Sector which performed very well as interest rates declined, and the fund’s underweighted positioning in the Energy Sector which enjoyed strong performance as geopolitical issues resulted in stronger crude oil pricing. In addition, the Fund was overweighted in the Consumer Discretionary Sector, which lagged primarily on weather related concerns. The most significant headwind to the fund was extremely active assignment activity as a result of the strong upward momentum of the overall market, particularly in the second quarter of the year. An upward trending market

MCN | Madison Covered Call & Equity Strategy Fund |Review of Period (unaudited) - continued | June 30, 2014

will result in a number of underlying equity positions rising above the strike price of the call option over which they are written, resulting in the equity position potentially being assigned or called away at the option strike price. As a result, the fund received significant amounts of cash which we reinvested opportunistically. However, the higher cash balance in the fund was a headwind to performance given the generally upward trend of the market.

SHARE PRICE AND NAV PERFORMANCE FOR
MADISON COVERED CALL & EQUITY STRATEGY FUND

Describe the fund’s portfolio equity and option structure.

As of June 30, 2014, the fund held 44 equity securities and unexpired call options had been written against 87% of the Fund’s stock holdings. It is the strategy of the fund to write “out-of-the-money” call options. As of June 30, 45.5% of the fund’s call options (35 of 77 different options) remained “out-of-the-money.” (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder). This level is lower than previous periods due to the strong upward move in equities this year which moved a number of call options in-the-money. Of the 77 option positions, three were put options which we sold against existing equity holdings that also have covered call options written. The writing of out-of-the-money put options allows the fund to increase the level of income generated and provides for a lower entry point for adding to existing equity holdings. The cash potentially required to purchase additional shares of the underlying stocks in the event a put option is assigned, is segregated from other cash and held in separated short-term Treasury securities. In addition, the fund had two protective put option holdings against the S&P 500® Index. The fund will opportunistically own protective put options in order to provide additional insurance against a potential market decline.

Which sectors are prevalent in the fund?

From a sector perspective, MCN’s largest exposure as of June 30, 2014 was to the Consumer Discretionary Sector, followed very closely by the Information Technology Sector. The fund’s third largest sector exposure was a neutral position (relative to the S&P 500® sector weighting) in the Industrial Sector. The fund had smaller, underweighted holdings in the Health Care, Energy, Consumer Staples and Financial Sectors. The fund had a small overweighted position in the Materials Sector and an underweighted position in the Telecommunications Sector, although both of these are relatively small portfolio exposures. There was no representation in the Utilities Sector.

ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS
AS OF 6/30/14

Consumer Discretionary	19.0%
Consumer Staples	4.0%
Energy	4.2%
Financials	4.0%
Health Care	8.5%
Industrials	9.0%
Information Technology	18.0%
Materials	2.5%
Telecommunication Services	1.2%
Exchange Traded Funds	3.7%
U.S. Government and Agency Obligations	4.9%
Short-Term Investments	20.6%
Options Purchased	0.4%

Discuss the fund’s security and option selection process.

The fund is managed by primarily focusing on active stock selection before adding the call option overlay utilizing individual equity call options rather than index options. We use fundamental analysis to select what we see as solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on

MCN | Madison Covered Call & Equity Strategy Fund |Review of Period (unaudited) - concluded | June 30, 2014

those stocks. It is our belief that this partnership of active management of the equity and option strategies provides investors with an innovative, risk-moderated approach to equity investing. The fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the “beat the street” mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

Once we have selected attractive and solid names for the fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the fund can participate in some stock appreciation. By receiving option premiums, the fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

What is the management’s outlook for the market and fund in 2014?

Our outlook for the rest of this year is muted with an inclination to become increasingly defensive. Economic growth has improved from the weather induced collapse of the first quarter. However, a portion of the second quarter growth will likely prove to have resulted from pent-up demand from consumers who didn’t shop during the frigid winter months. We expect overall growth for the full year should continue to be challenged since the economy does not appear to have entered a self-sustaining growth phase that doesn’t require artificially low interest rates. Equity valuations are no longer cheap although we do not believe they are overly stretched yet. Corporate profits are at all-time highs but the rate of growth is slowing and an increasing proportion of the growth is coming from stock buy-backs rather than organic earnings improvement. The geopolitical environment is becoming progressively strained with particular focus on regions that could impact crude oil supply.

Typically the market has a correction (defined as a 10%-20% pullback) about every 18 months or so. The most recent market correction occurred in the fall of 2011 or about 32 months ago, so we are due. Another sign that we are nearing the end of a cycle is the surge we have seen in merger and acquisition (M&A) activity. Peak M&A activity has historically coincided with a top in the market cycle.

TOP TEN EQUITY HOLDINGS AS OF 6/30/14

% of Total Investments
Costco Wholesale Corp.	2.8%
eBay Inc.	2.8%
Amazon.com Inc.	2.7%
Discovery Communications Inc., Class C	2.6%
EMC	2.5%
CBS Corp., Class B	2.4%
Carmax Inc.	2.1%
Apache Corp.	2.1%
Ross Stores Inc.	2.0%
Jacobs Engineering Group Inc.	2.0%

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2014

Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 78.4%
Consumer Discretionary - 21.2%
Amazon.com Inc.* (A)	17,000	$5,521,260
CarMax Inc.* (A)	83,000	4,316,830
CBS Corp., Class B (A)	78,000	4,846,920
Discovery Communications Inc., Class
C* (A)	74,000	5,371,660
Home Depot Inc./The (A)	47,000	3,805,120
Lululemon Athletica Inc.* (A)	60,000	2,428,800
Panera Bread Co., Class A* (A)	11,000	1,648,130
Priceline Group Inc./The* (A)	2,300	2,766,900
Ross Stores Inc. (A)	62,000	4,100,060
Starbucks Corp. (A)	50,000	3,869,000

		38,674,680
Consumer Staples - 4.5%
Costco Wholesale Corp. (A)	50,000	5,758,000
Whole Foods Market Inc. (A)	60,500	2,337,115

		8,095,115
Energy - 4.6%
Apache Corp. (A)	42,500	4,276,350
Occidental Petroleum Corp. (A)	32,000	3,284,160
Petroleo Brasileiro S.A., ADR	60,000	877,800

		8,438,310
Financials - 4.4%
Morgan Stanley (A)	125,000	4,041,250
State Street Corp. (A)	60,000	4,035,600

		8,076,850
Health Care - 9.5%
Amgen Inc. (A)	24,000	2,840,880
Baxter International Inc. (A)	29,000	2,096,700
Celgene Corp.* (A)	25,000	2,147,000
Cerner Corp.* (A)	72,000	3,713,760
Gilead Sciences Inc.* (A)	30,000	2,487,300
Teva Pharmaceutical Industries Ltd.,
ADR (A)	30,000	1,572,600
Varian Medical Systems Inc.* (A)	29,200	2,427,688

		17,285,928
Industrials - 10.0%
C.H. Robinson Worldwide Inc. (A)	45,000	2,870,550
FedEx Corp. (A)	10,000	1,513,800
Jacobs Engineering Group Inc.*	76,000	4,049,280
Rockwell Collins Inc. (A)	42,000	3,281,880
Stericycle Inc.* (A)	24,000	2,842,080
United Technologies Corp. (A)	32,300	3,729,035

		18,286,625
Information Technology - 20.0%
Accenture PLC, Class A (A)	40,000	3,233,600
Altera Corp. (A)	95,000	3,302,200
Apple Inc. (A)	31,500	2,927,295
Broadcom Corp., Class A (A)	80,000	2,969,600
eBay Inc.* (A)	114,500	5,731,870
EMC Corp. (A)	192,500	5,070,450
Linear Technology Corp. (A)	81,000	3,812,670
Microsoft Corp. (A)	92,000	3,836,400
Nuance Communications Inc.* (A)	99,000	1,858,230
QUALCOMM Inc. (A)	47,000	3,722,400

		36,464,715
Materials - 2.8%
Freeport-McMoRan Copper & Gold Inc. (A)	68,000	2,482,000
Monsanto Co. (A)	700	87,318
Mosaic Co./The (A)	49,800	2,462,610

		5,031,928
Telecommunication Service - 1.4%
Verizon Communications Inc. (A)	50,000	2,446,500

Total Common Stocks
(Cost $138,656,207)		142,800,651

	Contracts
PUT OPTIONS PURCHASED - 0.5%
S&P 500 Index, Put, July 2014, $1,900	200	79,000
S&P 500 Index, Put, Sept 2014, $1,950	196	754,600

Total Put Options Purchased
(Cost $1,505,796)		833,600
	Shares
INVESTMENT COMPANIES - 4.1%
Powershares QQQ Trust Series 1 (A)	40,000	3,756,400
SPDR S&P 500 ETF Trust (A)	19,000	3,718,680

Total Investment Companies
(Cost $7,419,833)		7,475,080

	Par Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 5.5%
U.S. Treasury Bill (B) (C) - 5.5%
0.026%, 8/21/14	$10,000,000	9,999,639

Total U.S. Government and Agency
Obligations (Cost $9,999,639)		9,999,639

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund |Portfolio of Investments (unaudited) - continued | June 30, 2014

	Shares	Value (Note 2)

SHORT-TERM INVESTMENTS - 23.0%
State Street Institutional U.S. Government
Money Market Fund	41,924,939	$41,924,939

Total Short-Term Investments
(Cost $41,924,939)		41,924,939

TOTAL INVESTMENTS - 111.5% (Cost $199,506,414**)		203,033,909
NET OTHER ASSETS AND LIABILITIES - (8.7%)		(15,748,069)
TOTAL CALL & PUT OPTIONS WRITTEN - (2.8%)		(5,156,478)

TOTAL NET ASSETS - 100.0%		$182,129,362

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $199,560,052.
(A)	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
(B)	All or a portion of these securities are segregated as collateral for put options written. As of June 30, 2014, the total amount segregated was $9,999,639.
(C)	Rate noted represents annualized yield at time of purchase.
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PLC	Public Limited Company

	Contracts
	(100 Shares
Call Options Written	Per Contract)	Expiration Date	Strike Price	Value (Note 2)
Accenture PLC	140	August 2014	$ 85.00	$ 4,900
Accenture PLC, Class A	60	August 2014	80.00	13,050
Accenture PLC, Class A	200	August 2014	82.50	18,500
Altera Corp.	500	August 2014	35.00	52,500
Altera Corp.	450	September 2014	35.00	58,500
Amazon.com Inc.	85	July 2014	315.00	112,200
Amazon.com Inc.	85	August 2014	325.00	133,238
Amgen Inc.	240	July 2014	115.00	100,800
Apache Corp.	215	July 2014	90.00	233,812
Apache Corp.	210	October 2014	95.00	176,400
Apple Inc.	315	August 2014	93.57	99,225
Baxter International Inc.	290	August 2014	75.00	20,880
Broadcom Corp.	400	August 2014	31.00	247,000
Broadcom Corp., Class A	400	August 2014	36.00	81,200
C.H. Robinson Worldwide Inc.	250	August 2014	60.00	111,250
C.H. Robinson Worldwide Inc.	200	November 2014	60.00	108,000
CarMax Inc.	375	July 2014	45.00	258,750
CarMax Inc.	200	October 2014	50.00	80,000
CarMax Inc.	255	October 2014	52.50	65,663
CBS Corp.	200	July 2014	60.00	56,000
CBS Corp.	270	September 2014	60.00	114,750
Celgene Corp.	250	July 2014	77.50	213,750
Cerner Corp.	312	September 2014	55.00	27,300
Costco Wholesale Corp.	250	July 2014	115.00	29,000
Costco Wholesale Corp.	250	October 2014	115.00	90,625
Discovery Communications Inc.	185	July 2014	75.00	8,787
Discovery Communications Inc.	185	September 2014	75.00	36,075
Discovery Communications Inc.	105	September 2014	80.00	7,350
eBay Inc.	400	September 2014	52.50	48,200
eBay Inc.	360	October 2014	55.00	35,820
EMC Corp.	650	August 2014	26.00	61,100
EMC Corp.	650	August 2014	27.00	30,875
EMC Corp.	625	October 2014	27.00	48,750
FedEx Corp.	70	July 2014	140.00	80,325

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | Portfolio of Investments (unaudited) - concluded | June 30, 2014

Call Options Written	Contracts (100 Shares Per Contract)	Expiration Date	Strike Price	Value (Note 2)

FedEx Corp.	30	August 2014	$ 150.00	$12,300
Freeport-McMoRan Copper & Gold Inc.	680	August 2014	35.00	126,480
Gilead Sciences Inc.	300	August 2014	82.50	96,000
Home Depot Inc.	235	July 2014	80.00	37,130
Home Depot Inc.	235	August 2014	80.00	51,935
Linear Technology Corp.	315	July 2014	46.00	44,100
Linear Technology Corp.	315	August 2014	47.00	42,525
Linear Technology Corp.	180	August 2014	48.00	16,200
Lululemon Athletica Inc.	300	July 2014	47.50	1,950
Microsoft Corp.	460	August 2014	41.00	72,680
Microsoft Corp.	460	September 2014	41.00	82,340
Monsanto Co.	7	July 2014	115.00	6,772
Morgan Stanley	500	July 2014	30.00	119,500
Morgan Stanley	220	August 2014	31.00	39,490
Morgan Stanley	500	September 2014	32.00	70,500
Mosaic Co./The	29	July 2014	50.00	1,348
Mosaic Co./The	469	September 2014	50.00	69,178
Nuance Communications Inc.	250	July 2014	17.00	45,625
Occidental Petroleum Corp.	320	August 2014	105.00	64,000
Panera Bread Co.	110	July 2014	155.00	8,800
Powershares QQQ Trust Series 1	4	July 2014	88.00	2,432
Powershares QQQ Trust Series 1	396	September 2014	93.63	93,852
Priceline Group Inc./The	23	October 2014	1,290.00	96,945
QUALCOMM Inc.	220	July 2014	80.00	12,760
QUALCOMM Inc.	250	October 2014	80.00	61,500
Rockwell Collins Inc.	250	July 2014	80.00	11,250
Rockwell Collins Inc.	170	October 2014	80.00	36,125
Ross Stores Inc.	280	August 2014	72.50	3,500
SPDR S&P 500 ETF Trust	190	September 2014	195.00	84,360
Starbucks Corp.	250	July 2014	72.50	125,000
Starbucks Corp.	250	August 2014	75.00	90,000
State Street Corp.	485	August 2014	67.50	82,935
Stericycle Inc.	240	August 2014	115.00	112,800
Teva Pharmaceutical Industries Ltd.	200	July 2014	50.00	52,500
Teva Pharmaceutical Industries Ltd.	100	August 2014	52.50	16,950
United Technologies Corp.	160	July 2014	115.00	26,080
United Technologies Corp.	163	August 2014	115.00	42,706
Varian Medical Systems Inc.	292	July 2014	80.00	103,660
Verizon Communications Inc.	500	August 2014	49.00	31,000
Whole Foods Market Inc.	300	August 2014	40.00	39,900

Total Call Options Written (Premiums received $3,808,030)				$4,999,683

Put Options Written

Amgen Inc.	120	July 2014	110.00	2,580
Cerner Corp.	250	September 2014	50.00	38,125
Priceline Group Inc./The	19	October 2014	1,175.00	116,090

Total Put Options Written (Premiums received $174,186)				$156,795

Total Options Written, at Value (Premiums received $3,982,216)				$5,156,478

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2014

Statement of Assets and Liabilities as of June 30, 2014 (unaudited)

Assets:
Investments in securities, at cost
Unaffiliated issuers	$199,506,414
Net unrealized appreciation
Unaffiliated issuers	3,527,495

Total investments, at value	203,033,909
Receivables:
Investments sold	2,219,354
Dividends and interest	70,077

Total assets	205,323,340

Liabilities:
Payables:
Investments purchased	17,877,515
Advisory agreement fees	120,743
Service agreement fees	39,242
Options written, at value (premium received $3,982,216) (Note 6)	5,156,478

Total liabilities	23,193,978

Net assets	$182,129,362

Net assets consist of:
Paid-in capital	$217,494,689
Accumulated undistributed net investment loss	(7,062,188)
Accumulated net realized loss on investments sold, options and foreign currency related transactions	(30,656,372)
Net unrealized appreciation of investments (including appreciation (depreciation) of options and foreign currency related transactions).	2,353,233

Net Assets	$182,129,362

Capital Shares Issued and Outstanding (Note 7)	19,268,423
Net Asset Value per share	$9.45

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2014

Statement of Operations For the Period Ended June 30, 2014 (unaudited)

Investment Income:
Interest	$2,161
Dividends
Unaffiliated issuers	837,297
Less: Foreign taxes withheld	(9,904)

Total investment income	829,554

Expenses:
Advisory agreement fees	720,838
Service agreement fees	234,272

Total expenses	955,110

Net Investment Income	(125,556)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments (including net realized gain (loss) on foreign currency related transactions)
Options	6,847,638
Unaffiliated issuers	6,106,601
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options	2,853,288
Unaffiliated issuers	(7,950,998)

Net Realized and Unrealized Gain on Investments and Option Transactions	7,856,529

Net Increase in Net Assets from Operations	$7,730,973

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2014

Statements of Changes in Net Assets

	(unaudited)
	Six-Months	Year
	Ended	Ended
	6/30/14	12/31/13

Net Assets at beginning of period	$181,335,021	$166,305,386

Increase in net assets from operations:
Net investment loss	(125,556)	(13,267)
Net realized gain on investments and options transactions	12,954,239	10,422,887
Net change in unrealized appreciation (depreciation)	(5,097,710)	18,493,280

Net increase in net assets from operations	7,730,973	28,902,900
Distributions to shareholders from:
Net investment income	(6,936,632)	–
Net capital gains	–	(10,790,599)
Return of capital	–	(3,082,666)

Total distributions	(6,936,632)	(13,873,265)

Total increase in net assets	794,341	15,029,635

Net Assets at end of period	$182,129,362	$181,335,021

Undistributed net investment loss included in net assets	$(7,062,188)	$–

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2014

Financial Highlights for a Share of
Beneficial Interest Outstanding

	(unaudited)
	Six-Months		Year Ended December 31,
	Ended
	6/30/14		2013	2012	2011	2010	2009

Net Asset Value at beginning of period	$9.41		$8.63	$8.65	$9.78	$9.62	$7.64
Income from Investment Operations:
Net investment income (loss)[1]	(0.01)		(0.00)[2]	(0.01)	(0.03)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	0.41		1.50	0.71	(0.38)	0.93	2.83

Total from investment operations	0.40		1.50	0.70	(0.41)	0.88	2.78
Less Distributions From:
Net investment income	(0.36)		–	(0.01)	(0.70)	–	(0.80)
Capital gains	–		(0.56)	–	–	–	–
Return of capital	–		(0.16)	(0.71)	(0.02)	(0.72)	0.00 [2]

Total distributions	(0.36)		(0.72)	(0.72)	(0.72)	(0.72)	(0.80)
Net increase (decrease) in net asset value	0.04		0.78	(0.02)	(1.13)	0.16	1.98

Net Asset Value at end of period	$9.45		$9.41	$8.63	$8.65	$9.78	$9.62
Market Value at end of period	$8.79		$8.17	$7.62	$7.47	$9.05	$8.89
Total Return
Net asset value (%)	4.30	[3]	17.93	8.31	(4.37)	9.84	39.00
Market value (%)	12.16	[3]	17.05	11.80	(9.99)	10.49	61.01
Ratios/Supplemental Data
Net Assets at end of period (in 000’s)	$182,129		$181,335	$166,305	$166,764	$188,425	$185,393
Ratios of expenses to average net assets:
Before reimbursement of expenses by adviser (%)	1.06	[4]	1.06	1.45	1.36	1.31	1.62
After reimbursement of expenses by adviser (%)	1.06	[4]	1.06	1.39	1.36	1.31	1.62
Ratio of net investment income to average net assets (%)	(0.14)[4]		(0.01)	(0.15)	(0.33)	(0.56)	(0.57)
Portfolio turnover (%)	78[3]		151	61	68	60	14

[1]Based on average shares outstanding during the year.
[2]Amounts represent less than $0.005 per share.
[3]Not annualized.
[4]Annualized.

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2014

Notes to Financial Statements (unaudited)

1. ORGANIZATION

Madison Covered Call & Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended, and the Securities Act of 1933, as amended. Prior to January 1, 2013, the Fund was known as the Madison/Claymore Covered Call & Equity Strategy Fund.

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will, under normal market conditions, pursue its primary investment objective by allocating at least 80% of total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities consisting primarily of high quality, large capitalization common stocks that are, in the view of Madison Asset Management, LLC, the Fund’s Investment Adviser (the “Adviser”), selling at a reasonable price in relation to their long-term earnings growth rates and writes (sells) covered call options against a portion of the equity securities held; pending investment in equity securities or covered call options, assets of the Fund allocated to its integrated investment strategy will be held in cash or cash equivalents. The Fund seeks to produce a high level of current income and gains through premiums received from writing options and, to a lesser extent, from dividends. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation. Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on NASDAQ, which are valued at the NASDAQ official closing price (“NOCP”), and options, which are valued at the mean between the best bid and best ask price across all option exchanges. Debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having longer maturities, are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Fund. Mutual funds are valued at their Net Asset Value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

At times, the Fund maintains cash balances at financial institutions in excess of federally insured limits. The Fund monitors this credit risk and has not experienced any losses related to this risk.

The Fund has adopted Financial Accounting Standards Board (“FASB”) applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | June 30, 2014

inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•    Level 1 – unadjusted quoted prices in active markets for identical investments

•   Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

•    Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value for the period ended June 30, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs.

There were no transfers between classification levels during the six-months ended June 30, 2014. As of and during the six-months ended June 30, 2014, the Fund did not hold securities deemed as a Level 3.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of June 30, 2014:

	Quoted Prices in	Significant Other	Significant
	Active Markets for	Observable	Unobservable
	Identical Investments	Inputs	Inputs	Value at
Description	(Level 1)	(Level 2)	(Level 3)	6/30/14

Assets:
Common Stocks	$142,800,651	$–	$–	$142,800,651
Put Options Purchased	833,600	–	–	833,600
Investment Companies	7,475,080	–	–	7,475,080
U.S. Government and Agency Obligations	–	9,999,639	–	9,999,639
Short-Term Investments	41,924,939	–	–	41,924,939

	$193,034,270	$9,999, 639	$–	$203,033,909
Liabilities:
Written Options	$5,156,478	$–	$–	$5,156,478

The following table presents the types of derivatives in the Fund and their effect:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments

	Asset Derivatives		Liability Derivatives

Derivatives not accounted	Statement of Assets		Statement of Assets
for as hedging instruments	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value

Equity contracts	–	$–	Options written	$5,156,478

The following table presents the effect of derivative instruments on the Statement of Operations for the six-months ended June 30, 2014:

Derivatives not accounted
for as hedging instruments	Realized Gain on Derivatives	Change in Unrealized Appreciation on Derivatives

Equity contracts – options	$6,847,638	$2,853,288

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | June 30, 2014

In June 2013, FASB issued an update (“ASU 2013-08”) to ASC Topic 946, Financial Services – Investment Companies (“Topic 946”). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting period in fiscal years that begin after December 15, 2013. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impact of ASU 2013-08, Management expects that this will not have a material impact on the Fund’s financial statements.

Investment Transactions and Investment Income. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Distributions to Shareholders. The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Distributions may also include a return of capital. Any net realized long-term capital gains are distributed annually to shareholders.

3. INVESTMENT ADVISORY AGREEMENT AND SERVICE AGREEMENT

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser, under the supervision of the Fund’s Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and trustees of the Fund who are its affiliates. For these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to an annualized rate of 0.80% of the Fund’s average daily managed assets.

Under a separate Services Agreement, the Adviser also provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary conduct of its business, to the extent that the Adviser (or any other person acting as the Fund’s investment adviser) has not undertaken to provide such services. In this regard, the Adviser shall provide, or arrange to have a third party provide, among other things, the following services to the Fund: compliance services, transfer agent services, custodial services, fund administration services, fund accounting services, and such other services necessary to the conduct of the Fund’s business. In addition, the Adviser shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, the services of independent trustees of the Fund, a fidelity bond, and directors and officers/errors and omissions insurance. In exchange for these services, the Fund pays the Adviser a service fee, payable monthly, equal to an annualized rate of 0.26% of the Fund’s average daily managed assets. This fee may not be increased for a period of at least two years from the date of the Services Agreement (i.e., not before January 1, 2015). Accordingly, the service fee is essentially capped at 0.26% per year. Not included in this fee cap (and, therefore, the responsibility of the Fund) are “excluded expenses” and “transitional expenses.” Excluded expenses consist of (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any borrowing costs or taxes the Fund may owe, etc.); and (iii) the costs associated with investment by the Trust in other investment companies (i.e., acquired fund fees and expenses).

Other Expenses. Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or its affiliates. The Fund does not compensate its officers or trustees who are officers, directors, and/ or employees of the Adviser or its affiliates. The fees for the independent trustees are paid out of the Services

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | June 30, 2014

Agreement fee and totaled $18,000 for the six-months ended June 30, 2014.

4. FEDERAL INCOME TAXES

No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986 available to investment companies and to make the requisite distribution to shareholders of taxable income, which will be sufficient to relieve it from all or substantially all federal income taxes.

As of December 31, 2013, for federal income tax purposes, the Fund had remaining capital loss carryforwards (“CLCF”) of $42,985,137, which can be used to offset future capital gains. These CLCF’s will expire on December 31, 2018. Per the RIC Modernization Act, CLCFs generated in taxable years beginning after December 22, 2010 must be fully used before CLCFs generated in taxable years prior to December 22, 2010; therefore, CLCFs available as of the report date may expire unused.

Information on the tax components of investments, excluding option contracts, as of June 30, 2014, is as follows:

Cost	$199,560,052

Gross appreciation	7,015,897
Gross depreciation	(3,542,040)

Net appreciation	$3,473,857

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October transactions.

For the years ended December 31, 2013 and 2012, the tax character of distributions paid to shareholders was $10,790,599 ordinary income and $3,082,666 return of capital for 2013 and $146,454 ordinary income and $13,726,810 return of capital for 2012.

5. INVESTMENT TRANSACTIONS

During the six-months ended June 30, 2014, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $121,054,921 and $137,093,300, respectively. No long-term U.S. Government securities were purchased or sold during the period.

6. COVERED CALL AND PUT OPTIONS

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

When an option is written, a liability is recorded equal to the premium received. This liability for options written and is subsequently marked-to-market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options that expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Transactions in written option contracts during the six-months ended June 30, 2014 were as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding, beginning of period	21,820	$5,069,772
Options written during the period	52,040	10,342,715
Options closed during the period	(17,787)	(3,778,415)
Options exercised during the period	(18,990)	(4,167,404)
Options expired during the period	(16,424)	(3,484,452)

Options outstanding, end of period	20,659	$3,982,216

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | June 30, 2014

Purchased option activity was not significant for the six-months ended June 30, 2014. Details of purchased options contracts held at June 30, 2014 are included in the Fund’s Portfolio of Investments.

7. CAPITAL

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,268,423 shares issued and outstanding as of June 30, 2014. Additionally, no capital stock activity occurred for the six-months ended June 30, 2014, and years ended December 31, 2013 and 2012, respectively. In connection with the Fund’s dividend reinvestment plan, there were no shares reinvested for the six-months ended June 30, 2014, and years ended December 31, 2013 and 2012 respectively.

8. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and therefore cannot be estimated; however, the Fund considers the risk of material loss from such claims as remote.

9. DISCUSSION OF RISKS

Equity Risk. The value of the securities held by the Fund may decline due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Option Risk. There are several risks associated with transactions in the options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

Foreign Investment Risk. Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risks, as well as lower market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Mid Cap Company Risk. Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

Industry Concentration Risk. To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | June 30, 2014

Fund Distribution Risk. In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Financial Leverage Risk. The Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income of gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of net asset value and market price of, and dividends on, the common shares than a comparable portfolio without leverage. The Fund did not engage in leverage during the period covered by this report.

Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio. Financial market conditions, as well as various social and political tensions in the United States and around the world, have contributed to increased market volatility and may have long-term effects on the United States and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Fund’s Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States and global economies and securities markets.

Additional Risks. While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - concluded | June 30, 2014

10. SUBSEQUENT EVENTS

Management has evaluated all subsequent events through the date the financial statements were available for issue.

No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in, the financial statements.

Other Information (unaudited)

Additional Information. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time, the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

N-Q Disclosure. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-1520. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www. sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Dividend Reinvestment Plan (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the “Plan”) in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in

MCN | Madison Covered Call & Equity Strategy Fund | Dividend Reinvestment Plan - concluded | June 30, 2014

common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., 250 Royall St., Canton, MA 02021, Phone Number: 1-781-575-4523.

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2014

Board of Trustees	Officers	Investment Adviser and Administrator
Philip E. Blake	Katherine L. Frank	Madison Asset Management, LLC
	President	550 Science Drive
James Imhoff, Jr.		Madison, WI 53711
Jay R. Sekelsky
Lorence Wheeler	Vice President	Custodian
State Street Bank
	Paul Lefurgey	Kansas City, Missouri
Vice President
Transfer Agent
	Greg D. Hoppe	Computershare Investor Services, LLC
	Treasurer	Canton, Massachusetts

	Holly S. Baggot	Independent Registered
	Secretary & Assistant Treasurer	Public Accounting Firm
Deloitte & Touche LLP
	W. Richard Mason	Milwaukee, Wisconsin
CCO, Corporate Counsel
& Assistant Secretary

Question concerning your shares of Madison Covered Call & Equity Strategy Fund?

•    If your shares are held in a Brokerage Account, contact your Broker

•    If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., 250 Royall Street, Mail Stop 1A, Canton, MA 02021

This report is sent to shareholders of Madison Covered Call & Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 368-3195.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 368-3195 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

In August 2014, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

madisonfunds.com

550 Science Drive
Madison, WI 53711
800.767.0300

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable in semi-annual report.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a)  None*

(b)  None*

*Note to Item 9: As announced and disclosed in the registrant’s prospectus, the registrant maintains a Dividend Reinvestment Plan. The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan’s dividend reinvestment requirements.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable in semi-annual report.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Covered Call & Equity Strategy Fund

By: (signature)

W. Richard Mason, Chief Compliance Officer
Date: August 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Principal Executive Officer
Date: August 25, 2014

By: (signature)

Greg Hoppe, Principal Financial Officer
Date: August 25, 2014